                                                                    EXHIBIT 31.2

       CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13a-14(a)

I, Michael Warren, certify that:

1.       I have  reviewed this  quarterly  report on Form 10-QSB of BNS Holding,
Inc.;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.       The small  business  issuer's  other  certifying  officer(s)  and I are responsible for establishing and maintaining  disclosure controls and procedures
(as  defined  in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the small business issuer and have:

         a)    Designed such  disclosure  controls and procedures or caused such disclosure  controls and  procedures  to be designed  under our  supervision  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b)    Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure  controls and procedures as of the end of the period covered by this report based on such evaluation; and

         c)    Disclosed  in  this  report  any  change  in the  small  business issuer's  internal  control over financial  reporting  that occurred  during the registrant's most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected or is reasonably likely to materially  affect the  registrant's  internal  control over financial reporting; and

5.       The  registrant's  other  certifying  officer(s) and I have  disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to  the  registrant's  auditors  and  the  audit  committee  of  the
registrant's   board  of  directors  (or  persons   performing   the  equivalent
functions):

         a)    All  significant  deficiencies  and  material  weaknesses  in the design or  operation  of internal  control over  financial  reporting  which are reasonably  likely to  adversely  affect  the  registrant's  ability  to record, process, summarize and report financial information; and

         b)    Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

         Date: May 13, 2005

                                              /s/ Michael Warren
                                              -----------------------
                                              Michael Warren
                                              Chief Financial Officer